UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

Univar Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3075 Highland Parkway, Suite 200, Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

(331) 777-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on March 13, 2023, Univar Solutions Inc. (the “Company” or “Univar Solutions”) entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Windsor Parent, L.P. (“Parent”) and Windsor Merger Sub, Inc. (“Merger Sub”), pursuant to which, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of funds managed by affiliates of Apollo Global Management, Inc., an alternative asset manager (such funds, the “Apollo Funds,” and Apollo Global Management, Inc., “Apollo”), and the Abu Dhabi Investment Authority and one or more of its affiliates.

In connection with the Apollo Funds’ debt financing to fund a portion of the merger consideration payable in connection with the Merger and repay certain of the Company’s existing debt upon the closing of the Merger, the Company, the Apollo Funds, and its and their representatives are presenting to prospective lenders certain information regarding the Company. The Company is furnishing this Current Report on Form 8-K to disclose certain information regarding the Company that is being presented to such prospective lenders.

Gross Margin Outlook

•	The Company’s Ingredients & Specialties sales channel achieved 2022 gross margins of ~28%; we expect margins to continue in this range.

•	The Company’s Chemicals & Services sales channel achieved 2022 gross margins of ~22%; we expect margins to continue in this range.

Univar Gross Profit Distribution by End-Market

For the year-ended December 31, 2022, the Company’s gross profit was earned in the following end-markets:

Univar % Gross Profit
I&S
Coatings and Adhesives	~8%
Food	~7%
Homework and Industrial Cleaning	~3%
Beauty and Personal Care	~8%
Pharma	~6%
Lubricants & Metalworking Fluids	~2%
All Other	~6%
C&S	60%
Total	100%

Late 2022 De-Stocking and 2023 Outlook

•	Starting in late 2022, supply chain disruptions abated, and lower demand resulted in industry-wide de-stocking headwinds.

•	Chemical prices and transport costs stabilized by fourth quarter 2022.

•	The first quarter of 2023 saw normalization of profit levels and modest destocking.

•	De-stocking impacted the Company’s fourth quarter 2022 and first quarter 2023 results, but has generally abated in second quarter 2023.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements and Information

This communication includes certain statements relating to future events and our intentions, beliefs, expectations, and outlook for the future, which are “forward-looking statements” within the meaning of Section 27A of the Securities

Act of 1933 and Section 21E of the Exchange Act, including, without limitation, statements regarding, the Company’s market opportunities, strategic plan, business objectives, and other initiatives, as well as statements regarding the expected timing of the completion of the proposed acquisition of Univar Solutions referred to in this communication and the ability of the parties to consummate the proposed transaction. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations and assumptions. Potential factors that could affect such forward-looking statements include, among others: that a condition to the closing of the proposed transaction may not be satisfied; the occurrence of any event that can give rise to termination of the proposed transaction; the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; management’s time and attention being diverted to issues related to the proposed transaction; the Company’s ability to meet expectations regarding the timing and completion of the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business, contractual and operational relationships; the institution of legal proceedings against the Company or the other parties to the proposed transaction and their affiliates related to the proposed transaction; the Company becoming unable to retain or hire key personnel due to the proposed transaction; the announcement of the proposed transaction having a negative effect on the market price of the Company’s common stock or operating results; economic conditions, particularly fluctuations in industrial production and consumption and the timing and extent of economic downturns; significant changes in the business strategies of producers or in the operations of the Company’s customers; delivery failures or hazards and risks related to the Company’s operations and the hazardous materials the Company handles; potential inability to obtain adequate insurance coverage; increased competitive pressures, including as a result of competitor consolidation; potential supply chain disruptions; significant changes in the pricing, demand and availability of chemicals; potential cybersecurity incidents, including security breaches; the Company’s indebtedness, the restrictions imposed by, and costs associated with, the Company’s debt instruments, and its ability to obtain additional financing; the broad spectrum of laws and regulations that the Company is subject to, including extensive environmental, health and safety laws and regulations and changes in tax laws; an inability to generate sufficient working capital; transportation related challenges, including increases in transportation and fuel costs, changes in the Company’s relationship with third party transportation providers, and ability to attract and retain qualified drivers; accidents, safety failures, environmental damage, and product quality issues; ongoing litigation, potential product liability claims and recalls, and other environmental, legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; an inability to integrate the business and systems of companies the Company acquires, including failure to realize the anticipated benefits of such acquisitions; possible impairment of goodwill and intangible assets; the Company’s ability to attract or retain a qualified and diverse workforce; negative developments affecting the Company’s pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of the Company’s workforce; the Company’s ability to execute on its initiatives and goals related to environmental, social, and governance (“ESG”) matters and the increasing legal and regulatory focus on ESG; the impacts resulting from the conflict in Ukraine or related geopolitical tensions; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, conflict, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related Company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the Company’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and the other factors described in the Company’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents filed by the Company with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. In addition, the Company discusses certain of these risks in greater detail, and other risks associated with the proposed transaction, in the Definitive Proxy Statement. We caution you that the forward-looking information presented in this communication is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this communication. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology.

Any forward-looking information presented herein is made only as of the date of this communication, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.

No Offer Or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2023	Univar Solutions Inc.

	By:	/s/ Noelle J. Perkins
		Name:	Noelle J. Perkins
		Title:	Senior Vice President, General Counsel and Secretary

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